SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15 (d) of
                          The Securities Act of 1934


Date of Report:          February 8, 1994



                                MATTEL, INC.
                                ------------
             (Exact name of Registrant as specified in its charter)


         Delaware                  001-05647                      95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 524-4600
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)

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                 Information to be included in the Report
                 ----------------------------------------

Item 5.         Other Events
- -------         ------------

        Mattel, Inc. hereby incorporates by reference herein its press release dated February 8, 1994, regarding its 1993 fourth quarter results of operations, a copy of which is included as Exhibit 99 hereto.


Item 7.         Financial Statements and Exhibits
- -------         ---------------------------------

        (a)     Financial statements of businesses acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

                (99)    Press Release dated February 8, 1994.


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                               SIGNATURE
                               ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                MATTEL, INC.

                                              By: /s/ Robert Normile
                                                  --------------------------
                                                   Robert Normile
                                                   Assistant General Counsel
        Date: As of February 8, 1994                and Assistant Secretary
              ----------------------

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